Exhibit 99.2

Fourth Quarter of Fiscal 2021 June 30, 2021 www.myprovident.com

Safe Harbor Statement This presentation contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company’s financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC’s website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance. 1

2 Market Highlights Provident Financial Holdings, Inc. Nasdaq GS: PROV Share Price: $17.27 52-Week Range: $11.40 - $18.48 Shares Outstanding: 7,541,469 shares Market Capitalization: $130.2 million P/E (ttm): 17.27x Diluted EPS (ttm): $1.00 Annual Dividend & Yield: $0.56 (3.24%) As of June 30, 2021

3 Franchise Overview ➢ Largest independent community bank headquartered in Riverside County, California ➢ Expanding customer base and market ➢ Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks Provident Bank Offices: • Blythe • Canyon Crest, Riverside • Corona • Corporate Office, Riverside • Downtown, Riverside • Hemet • La Sierra, Riverside • Moreno Valley • Orange Crest, Riverside • Rancho Mirage • Redlands • Sun City • Temecula

4 Financial Performance Developments Net Interest Income Non-Interest Income ➢ Net Income increases approximately 114% (sequential quarter) ➢ Net Interest Margin decreases six basis points (sequential quarter) ➢ Non-Interest Income remains unchanged (sequential quarter) ➢ Operating Expenses decrease 29% (sequential quarter), attributable mainly to the $2.4 million credit from the Employee Retention Tax Credit Operating Expenses $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $8.9 $8.3 $8.2 $7.6 $7.5 $7.4 (In Millions) $0.0 $0.5 $1.0 $1.5 $2.0 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $1.1 $1.0 $1.2 $1.0 $1.2 $1.2 (In Millions) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $7.5 $6.6 $7.0 $6.9 $6.9 $4.9 (In Millions)

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.5
$2.7
$2.3
$1.7
$1.7
$3.7
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$1.6
$2.2
$2.1
$1.7
$1.9
$4.4
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Quarterly Net Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.1
$1.6
$1.5
$1.2
$1.6
$3.3
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.15
$0.21
$0.20
$0.16
$0.21
$0.44
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

PROVIDENT
Provident Financial Holdings, Inc.
5

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.30%
2.95%
2.84%
2.66%
2.60%
2.54%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Efficiency Ratio



85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
75.12%
71.04%
74.91%
80.31%
79.82%
57.12%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.41%
0.55%
0.50%
0.40%
0.53%
1.12%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Return on Average Equity



12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
3.70%
5.14%
4.78%
3.77%
4.99%
10.65%
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

PROVIDENT
Provident Financial Holdings, Inc.

6

7 Balances and Activity Developments Loan to Investment Mix Loan Portfolio Mix Portfolio Loan Originations and Purchases ➢ Loans Held for Investment balance increases by approximately 1% (sequential quarter) ➢ Yield on Loans Held for Investment decreases 29 basis points from June 30, 2020 ➢ Total Deposits balance increases (sequential quarter) ➢ Deposit costs decline by 11 basis points from June 30, 2020 ➢ Total Borrowings decline by approximately 9% (sequential quarter) ➢ Borrowing costs decline by four basis points from June 30, 2020 $0 $200 $400 $600 $800 $1,000 $1,200 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 $914 $903 $885 $855 $840 $851 $74 $123 $198 $207 $243 $227 (In Millions) Loans Held for Investment Investment Securities $476 $491 $483 $488 $483 $484 $327 $299 $289 $258 $254 $268 $106 $105 $105 $103 $100 $95 $0 $100 $200 $300 $400 $500 $600 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 (In Millions) Muti-Family Single-Family Commercial Real Estate $0 $20 $40 $60 $80 $100 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $29 $44 $48 $30 $61 $93 (In Millions)

8 Loans Held for Investment Composition Loan Composition as of 06/30/21 Balances and Activity Single-Family 32% Multi-Family 57% Commercial Real Estate 11% Construction 0% Other 0% Commercial Business 0% Consumer 0% Single-Family Multi-Family Commercial Real Estate Construction Other Commercial Business Consumer Loan Category (Dollars In Thousands) Balance as of 06/30/21 Interest Rate Balance as of 06/30/20 Interest Rate Single-Family 268,272 $ 3.42% 298,810 $ 4.04% Multi-Family 484,408 4.09% 491,903 4.24% Commercial Real Estate 95,279 4.68% 105,235 4.75% Construction 3,040 5.84% 7,801 6.35% Other 139 5.25% 143 5.25% Commercial Business 849 6.39% 480 5.99% Consumer 95 15.00% 94 15.00% Total Loans Held for Investment 852,082 $ 3.96% 904,466 $ 4.25% Advance Payments of Escrow s 157 68 Deferred Loan Costs, net 6,308 6,527 Allow ance for Loan Losses (7,587) (8,265) Total Loans Held for Investment, net 850,960 902,796

9 Balances and Activity Deposits and Borrowings Deposit Composition Deposit Composition at 06/30/21 Borrowings Maturity Schedule $0 $200 $400 $600 $800 $1,000 $1,200 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 $650 $723 $744 $756 $787 $798 $186 $170 $161 $154 $146 $140 $131 $141 $136 $116 $111 $101 (In Millions) Transaction Accounts Time Deposits Borrowings Category (Dollars In Thousands) At 06/30/2021 Rate At 06/30/2020 Rate Checking Accounts - Non Interest-Bearing 123,179 $ - % 118,771 $ - % Checking Accounts - Interest-Bearing 327,388 0.04% 290,463 0.10% Savings Accounts 307,299 0.05% 273,769 0.13% Money Market Accounts 39,670 0.15% 39,989 0.22% Time Deposits 140,437 0.71% 169,977 0.95% Total Deposits 937,973 $ 0.15% 892,969 $ 0.26% Brokered Deposits Included Above - $ - % - $ -% 13% 35% 33% 4% 15% Checking Accounts - Non Interest-Bearing Checking Accounts - Interest-Bearing Savings Accounts Money Market Accounts Time Deposits Category (Dollars In Thousands) At 06/30/2021 Rate At 06/30/2020 Rate Overnight - $ - - $ - Three Months or Less 10,983 1.88% - - Over Three to Six Months - - 15,000 2.62% Over Six to Tw elve Months 10,000 2.20% 15,000 2.52% Over One to Tw o Years 30,000 1.92% 31,047 1.90% Over Tw o to Three Years 30,000 2.25% 30,000 1.92% Over Three to Four Years 20,000 2.70% 30,000 2.25% Over Four to Five Years - - 20,000 2.70% Over Five Years - - - - Total Borrow ings 100,983 $ 2.19% 141,047 $ 2.23%

10 Asset Quality Developments NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio (Recovery ) Provision for Loan Losses Non-Performing Asset Composition 06/30/21 ➢ Non-Performing Assets to Total Assets Ratio declines to 0.73% at June 30, 2021 ➢ $767,000 Recovery from the Allowance for Loan Losses ➢ No REO ➢ Early-Stage Delinquencies remain at very low levels ➢ $1.8 million of Loans in Forbearance, approximately 0.22% of gross loans held for investment at June 30, 2021 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 Non-Performing Assets $3,635 $4,924 $4,532 $10,270 $9,759 $8,646 NPA to Total Assets 0.33% 0.42% 0.38% 0.88% 0.82% 0.73% ALLL to LHI 0.85% 0.91% 0.95% 0.99% 0.98% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 (In Thousands) ` $(1,000) $(750) $(500) $(250) $- $250 $500 $750 $1,000 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $874 $448 $220 $39 $(200) $(767) (In Thousands) 91% 9% 0% 0% 0% 0% 0% Single-Family Multi-Family Commercial Real Estate Construction Other Commercial Business Real Estate Owned

11 Asset Quality Allowance for Loan Losses (ALLL) ALLL Allocation as of 06/30/21 Delinquent and Non-Performing Loans Net Charge-Offs (Recoveries) $- $2,000 $4,000 $6,000 $8,000 $10,000 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 $7,810 $8,265 $8,490 $8,538 $8,346 $7,587 (In Thousands) 26% 59% 13% 1% 0% 1% 0% Single-Family Multi-Family Commercial Real Estate Construction Other Commercial Business Consumer $(20) $(15) $(10) $(5) $- $5 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 $(15) $(7) $(5) $(9) $(8) $(8) (In Thousands) # of # of # of # of Loans Balance Loans Balance Loans Balance Loans Balance Mortgage Loans: Single-Family - - $ 27 7,865 $ 1 219 $ 18 4,893 $ Multi-Family - - 1 781 - - - - Commercial Real Estate - - - - - - - - Construction - - - - - - - - Other - - - - - - - - Commercial Business Loans - - - - - - 1 31 Consumer Loans - - - - - - - - Total - - $ 28 8,646 $ 1 219 $ 19 4,924 $ At Jun 30, 2021 At June 30, 2020 (Dollars In Thousands) 30 - 89 Days Non-performing 30 - 89 Days Non-performing

12 Asset Quality Geographic Location Geographic Location 06/30/21 (1) Other than Inland Empire. (1) Other than Inland Empire. 20% 53% 27% 0% Inland Empire Southern California (1) Other California Other States Inland Empire Southern California (1) Other California Other States Total Category Balance Percentage Balance Percentage Balance Percentage Balance Percentage Balance Percentage Single-Family 78,631 $ 29% 100,560 $ 38% 88,790 $ 33% 291 $ 0% 268,272 $ 100% Multi-Family 68,350 14% 304,534 63% 111,232 23% 292 0% 484,408 100% Commercial Real Estate 22,989 24% 41,941 44% 30,350 32% - 0% 95,280 100% Construction 279 9% 2,761 91% - 0% - 0% 3,040 100% Other - 0% 139 100% - 0% - 0% 139 100% Total 170,249 $ 20% 449,935 $ 53% 230,372 $ 27% 583 $ 0% 851,139 $ 100%

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$45,731	$639	$4,055	$9,595	$22,743	$26,280	$28,728	$38,682	$88,812	$265,265
Weighted Avg. LTV (1)	51%	34%	63%	55%	65%	64%	54%	64%	65%	61%
Weighted Avg. Age (In Years)	15.56	7.03	6.12	4.79	4.10	3.07	1.94	0.91	0.23	4.04
Weighted Avg. FICO (2)	729	738	748	751	731	738	760	752	769	751
Number of Loans	227	6	6	23	39	46	57	53	114	571
Geographic Breakdown (%)										
Inland Empire	37%	28%	16%	24%	37%	49%	12%	19%	29%	29%
Southern California (3)	51%	45%	68%	55%	52%	40%	62%	26%	20%	38%
Other California	11%	27%	16%	21%	11%	11%	26%	55%	51%	33%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$25,420	$19,667	$34,304	$66,503	$51,556	$57,103	$89,744	$82,058	$58,053	$484,408
Weighted Avg. LTV (1)	40%	48%	45%	44%	46%	44%	48%	51%	51%	47%
W. Avg. Debt Coverage Ratio (2)	1.87x	1.75x	1.76x	1.69x	1.66x	1.54x	1.59x	1.58x	1.76x	1.66x
Weighted Avg. Age (In Years)	10.99	6.97	5.94	4.89	4.08	3.06	1.92	0.96	0.19	3.29
Weighted Avg. FICO (3)	744	774	752	763	752	754	764	761	765	760
Number of Loans	54	34	69	90	87	76	95	83	66	654
Geographic Breakdown (%)										
Inland Empire	32%	7%	17%	10%	16%	14%	10%	15%	16%	14%
Southern California (4)	53%	50%	57%	62%	68%	66%	68%	68%	53%	63%
Other California	14%	43%	26%	28%	16%	20%	22%	17%	31%	23%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL (5)(6)
Loan Balance (In Thousands)	$10,568	$7,971	$10,824	$9,091	$15,377	$14,193	$18,040	$7,261	$1,954	$95,279
Weighted Avg. LTV (1)	40%	30%	38%	44%	42%	42%	43%	37%	51%	41%
W. Avg. Debt Coverage Ratio (2)	1.98x	2.39x	1.79x	1.58x	1.64x	1.65x	1.44x	1.99x	1.61x	1.74x
Weighted Avg. Age (In Years)	8.64	6.87	6.00	5.11	3.79	3.06	1.96	1.24	0.22	4.24
Weighted Avg. FICO (3)	760	752	740	775	778	755	757	731	730	758
Number of Loans	12	15	18	15	17	24	20	10	3	134
Geographic Breakdown (%)										
Inland Empire	73%	18%	34%	13%	25%	11%	11%	7%	58%	24%
Southern California (4)	27%	58%	37%	48%	45%	43%	52%	47%	20%	44%
Other California	0%	24%	29%	39%	30%	46%	37%	46%	22%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $36.1 million in Office; $19.7 million in Retail; $18.1 million in Mixed Use ($7.6 million in Multi-Family/Retail, $4.3 million in Office/Retail, $2.6 million in Multi-Family/Office and $3.6 million in Other Mixed Use); $6.7 million in Warehouse; $6.1 million in Mobile Home Park; $5.9 million in Medical/Dental Office; $1.1 million in Restaurant/Fast Food; $746 thousand in Live/Work Unit; $524 thousand in Automotive – Non-Gasoline; and $292 thousand in Light Industrial/Manufacturing.

(6) Consisting of $89.2 million or 93.7% in investment properties and $6.1 million or 6.3% in owner occupied properties.

Loans in Forbearance (06/30/2021)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV(1)	Weighted Avg. FICO(2)	Weighetd Avg. Debt Coverage Ratio(3)	Weighted Avg. Forbearance Granted(4)
Single-Family Loans	3	$ 897	78 %	696	N/A	14.0
Commercial Real Estate Loans	1	945	48 %	704	1.71 x	4.0
Total Loans in Forbearance	4	$ 1,842	63 %	700	1.71 x	8.9

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination, borrowers and/or guarantors.

(3) At time of loan origination.

(4) In months.

PROVIDENT
Provident Financial Holdings, Inc.
13

14 Capital Management Developments Stock Repurchase Plan Activity Bank Capital Ratios Value Proposition ➢ Bank Capital Ratios remain strong ➢ 3.24% cash dividend yield (approximately) ➢ Purchased approximately 50,000 shares of common stock in the fourth quarter of fiscal 2021 - 10,000 20,000 30,000 40,000 50,000 60,000 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 46,756 --- 54,707 50,275 (# of Shares) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 Tier 1 Leverage Ratio 10.36% 10.13% 9.64% 9.78% 9.99% 10.19% CET1 Ratio 17.26% 17.51% 16.94% 18.30% 18.77% 18.58% Tier 1 Risk-Based Capital Ratio 17.26% 17.51% 16.94% 18.30% 18.77% 18.58% Total Risk-Based Capital Ratio 18.45% 18.76% 18.19% 19.56% 20.02% 19.76% 0.60x 0.70x 0.80x 0.90x 1.00x 1.10x 1.20x 1.30x 1.40x 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 Price/TBV 1.27x 1.32x 0.92x 0.80x 0.71x 0.94x 1.01x 1.02x Stock Price to Tangible Book Value Multiple